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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2011

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip Code)

(404) 815-0770
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

        On May 5, 2011, EarthLink, Inc. announced its plans to commence a private offering of $400 million aggregate principal amount of senior notes due 2019. The offering is being made solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The notes offering is being made pursuant to a confidential preliminary offering memorandum dated May 5, 2011 (the "Preliminary Offering Memorandum").

        A copy of the press release announcing the notes offering is filed as Exhibit 99.1 to this report and incorporated herein by reference.

        The Company is disclosing under Item 7.01 in this Current Report the information attached as Exhibits 99.2, 99.3, 99.4 and 99.5, which is incorporated by reference herein. Such information, which has not been previously disclosed, is included in the Preliminary Offering Memorandum.

        The notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. The proposed offering of the notes is subject to certain market and other conditions, and may not occur as described or at all.

        The information included in this Item 7.01 and in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing. By filing this report and furnishing the information herein, including the exhibits hereto, the Company makes no admission as to the materiality of any such information.

Item 9.01    Financial Statements and Exhibits

        (d)   Exhibits

Exhibit No.	Description
99.1	Press release, dated May 5, 2011
99.2	Information about Proposed Credit Facility
99.3	Unaudited Pro Forma Condensed Combined Financial Information
99.4	Financial Statements of One Communications Corp. for the years ended December 31, 2009 and 2010
99.5	Financial Statements of One Communications Corp. for the three months ended March 31, 2010 and 2011

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.
By:	/s/ BRADLEY A. FERGUSON Bradley A. Ferguson Executive Vice President, Chief Financial Officer

Date: May 5, 2011

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated May 5, 2011
99.2	Information about Proposed Credit Facility
99.3	Unaudited Pro Forma Condensed Combined Financial Information
99.4	Financial Statements of One Communications Corp. for the years ended December 31, 2009 and 2010
99.5	Financial Statements of One Communications Corp. for the three months ended March 31, 2010 and 2011

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  Item 7.01. Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX